UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2024

ARCADIUM LITHIUM PLC

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 2550 Philadelphia, PA United States 19103	Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland V14 E370

(Address of principal executive offices, including zip code)

215-299-5900	353-1-6875238

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 9, 2024, Arcadium Lithium plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (the “Company” or “Arcadium”), entered into a Transaction Agreement (the “Agreement”) with Rio Tinto Western Holdings Limited, a private limited company incorporated under the laws of England & Wales (“Parent”), and Rio Tinto BM Subsidiary Limited, a private limited company incorporated under the laws of England & Wales (“Buyer”).

The Agreement provides that pursuant to a scheme of arrangement (the “Scheme”) under the Companies (Jersey) Law 1991, at the effective time, all of the ordinary shares, par value $1.00 per share, of the Company (the “Company Shares”), including the Company Shares represented by CHESS depositary interests issued by the Company and listed on the securities exchange operated by ASX Limited, then outstanding shall be transferred from the shareholders of the Company to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme) in exchange for the right to receive an amount in cash, without interest, equal to $5.85 per Company Share (the “Transaction” and such amount, the “Consideration”). In addition, at the completion of the Transaction (the “Closing”), the Company’s outstanding equity awards will be treated as follows:

•	Restricted Stock Units: Each outstanding restricted stock unit with respect to Company Shares (each a “Company RSU”) that is held by a non-employee director will be cancelled and converted into the right to receive the Consideration. Each other outstanding Company RSU will be cancelled and exchanged for an award of restricted stock units with respect to a number of ordinary shares of either Rio Tinto plc or Rio Tinto Limited (each, a “Listed Share”), determined by multiplying the number of Company Shares subject to such Company RSU by the Equity Award Conversion Ratio (as defined in the Agreement).

•	Restricted Share Rights: Each outstanding restricted share right with respect to Company Shares, whether vested or unvested (each, a “Restricted Share Right”), will be cancelled and exchanged for an award of restricted share rights with respect to a number of Listed Shares, determined by multiplying the number of Company Shares subject to such Restricted Share Right by the Equity Award Conversion Ratio.

•	Stock Options: Each outstanding stock option with respect to Company Shares, whether vested or unvested (each, a “Company Stock Option”), will be cancelled and exchanged for an option to purchase a number of applicable Listed Shares determined by multiplying (i) the number of Company Shares subject to such Company Stock Option by (ii) the Equity Award Conversion Ratio, rounded down to the nearest whole share. Such stock option will have a per-share exercise price determined by dividing (i) the exercise price per Company Share at which such Company Stock Option was exercisable immediately prior to the Closing by (ii) the Equity Award Conversion Ratio, rounded up to the nearest whole cent.

The Closing is subject to customary closing conditions under the Agreement, including, among others: (i) expiration or earlier termination of any applicable waiting period and receipt of regulatory consents, approvals and clearances, in each case, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and under relevant antitrust, competition and foreign investment legislation in certain other relevant jurisdictions, (ii) sanctioning of the Scheme of Arrangement by the Royal Court of Jersey (the “Royal Court”), (iii) absence of any law or order restraining, enjoining or otherwise prohibiting the consummation of the Transaction, and (iv) no Company Material Adverse Effect (as defined in the Agreement) having occurred since the date of the Agreement that is continuing. The Transaction is also subject to the approval of the Scheme by a majority in number of the Company shareholders present and voting, either in person or by proxy, representing at least 75% of the voting rights of those shareholders, at such meeting or meetings of the Company shareholders as the Royal Court may direct in relation to the Scheme (or at any adjournment or postponement of such meeting) and the approval of the resolutions to alter the Company Articles of Association and such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme (collectively, the “Company Shareholder Approval”). The Transaction is currently anticipated to close in mid-2025, subject to satisfaction of the closing conditions.

The Agreement contains customary representations and warranties of the parties that are customary for transactions of this nature, in each case generally subject to customary qualifiers. Additionally, the Agreement provides for customary pre-closing covenants of the parties, including, among others, covenants by the Company relating to the conduct of its businesses during the interim period between the date of the Agreement and the Closing and by the parties relating to the obtaining of governmental and regulatory approvals necessary to complete the Transaction. The Agreement also prohibits the Company’s solicitation of proposals relating to alternative transactions and restricts the Company’s ability to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to limited exceptions.

Prior to, but not after, receipt of the Company Shareholder Approval, the Company board of directors (the “Company Board”) may, in response to an unsolicited superior proposal for an alternative transaction or an intervening event, effect a change to the Company Board’s recommendation in certain limited circumstances.

The Agreement contains certain termination rights for both the Company and Parent, including if the Transaction is not completed on or before October 9, 2025, subject in certain circumstances to automatic extension in two three month increments to April 9, 2026 if certain regulatory approvals have not been obtained. The Agreement provides that, if the Agreement is terminated, the Company will pay a $200 million termination fee to the Parent in the case of certain events described in the Agreement, including if the Company terminates the Agreement in connection with the Company Board changing its recommendation and if the Parent terminates the Agreement due to the Company Board changing its recommendation. The termination fee may also become payable by the Company if the Agreement is terminated in certain circumstances and the Company enters into an agreement for an alternative transaction within twelve months of such termination.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is being filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been included with this filing to provide investors and shareholders with information regarding the terms of the Transactions. It is not intended to provide any other factual information about the Company, Parent or Buyer. The representations, warranties, covenants and agreements contained in the Agreement, which were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and shareholders. Investors and shareholders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
2.1*	Transaction Agreement, dated as of October 9, 2024, by and among the Company, Parent and Buyer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K but will be furnished supplementally to the Securities and Exchange Commission upon request.

Additional Information and Where to Find It

In connection with the Transaction, Arcadium plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This Form 8-K is not a substitute for the Proxy Statement or any other document that Arcadium may file with the SEC and send to its shareholders in connection with the Transaction. Before making any voting decision, Arcadium’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Arcadium and the Transaction.

Arcadium’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Arcadium, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Arcadium with the SEC may be obtained, without charge, by contacting Arcadium through its website at https://ir.arcadiumlithium.com/.

Participants in the Solicitation

Arcadium, Rio Tinto, their respective directors, executive officers and other persons related to Arcadium or Rio Tinto may be deemed to be participants in the solicitation of proxies from Arcadium’s shareholders in connection with the Transaction. Information about the directors and executive officers of Arcadium and their ownership of ordinary shares of Arcadium is set forth in the sections entitled “Directors, Executive Officers And Corporate Governance” and “Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters” in Arcadium’s annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 and amended on April 1, 2024 and April 29, 2024, and is set forth in the sections entitled “Board of Directors” and “Security Ownership of Arcadium Lithium plc” in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on June 7, 2024 and information about the directors and executive officers of Rio Tinto and their ownership of ordinary shares of Rio Tinto is set forth in the sections entitled “Governance” and “Remuneration Report” in Rio Tinto’s Annual Report on Form 20-F, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Form 8-K, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Transaction, including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on Arcadium’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Arcadium, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against Arcadium, Parent, Buyer or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm Arcadium’s business, including current plans and operations; (iv) the ability of Arcadium to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Arcadium’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the Transaction that may impact Arcadium’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Arcadium’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the Transaction; (xii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring Arcadium to pay a termination fee or other expenses; (xiv) competitive responses to the Transaction; (xv) Arcadium’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Arcadium’s business, including those set forth in Arcadium’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Arcadium with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Arcadium’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Arcadium does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCADIUM LITHIUM PLC

By:	/s/ Gilberto Antoniazzi
Gilberto Antoniazzi
Vice President and Chief Financial Officer

Dated: October 9, 2024